Exhibit 99.1
                            CERTIFICATION PURSUANT TO
                             18 U.S.C. SECTION 1350,
                             AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002


     In connection with the annual report of Prologic Management Systems, Inc. (the "Company") on Form 10-KSB for the periods ended March 31, 2003 and 2004, as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, James M. Heim, Chief Executive Officer of the Company, certify, to the best of my knowledge, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

          (1) The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

          (2)  The information  contained in the Report fairly presents,  in all
               material  respects,   the  financial  condition  and  results  of
               operations of the Company.



                                          /s/ JAMES M. HEIM
                                          --------------------------------------
                                          James M. Heim
                                          President and Chief Executive Officer
                                          Prologic Management Systems, Inc.
                                          July 14, 2004




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